EXHIBIT 10.4
                                                                    ------------

                              THE DOCUMENT COMPANY
                                      XEROX

GERHARD MOLL
Senior Vice President/General Manager
Color Solutions Business Unit

September 19, 2001

Robert W. Hallman
President and Chief Executive Officer
Presstek Corporation
55 Executive Drive
Hudson, NH 03051

Dear Bob,

We have reviewed our strategy and your proposal for [CONFIDENTIAL TREATMENT REQUESTED] /*/ distribution with [CONFIDENTIAL TREATMENT REQUESTED] /*/ management. I have found them not interested in the distribution of either the DocuColor 400 or the DocuColor 233 presses in [CONFIDENTIAL TREATMENT REQUESTED] /*/.

Accordingly, I propose the following:

Xerox will retain [CONFIDENTIAL TREATMENT REQUESTED] /*/ rights for the DocuColor 400 and [CONFIDENTIAL TREATMENT REQUESTED] /*/ rights for the DocuColor 233 in [CONFIDENTIAL TREATMENT REQUESTED] /*/, under the terms of the current Amended Master Supply and Distribution Agreement.

Xerox will retain [CONFIDENTIAL TREATMENT REQUESTED] /*/ rights to distribute or sell DocuColor 400 presses and [CONFIDENTIAL TREATMENT REQUESTED] /*/ rights for the DocuColor 233 in [CONFIDENTIAL TREATMENT REQUESTED] /*/.

Except as modified in this letter, the Amended Master Supply and Distribution Agreement will remain in full force and effect.

Please confirm your agreement with the above amendment to the Amended Master Supply and Distribution Agreement by your signature below.


Very truly yours,

For Xerox: /s/ Gerhard Moll         For Presstek: /s/ Robert Hallman
           -----------------------                ------------------------------

Name:      Gerhard Moll             Name: Robert Hallman
     -----------------------------        --------------------------------------

Title:     Senior Vice President    Title: President and Chief Executive Officer
      ----------------------------         -------------------------------------

Date:      September 19, 2001       Date: September 25, 2001
     -----------------------------        --------------------------------------


Xerox Corporation
800 Phillips Road
Mailstop 129-33A             [XEROX LOGO APPEARS HERE]
Webster, New York 14580
Telephone: 716.422.7560
Facsimile: 716.422.9137

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.